UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Bristow Group Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.
(3)	Filing Party:
(4)	Date Filed:

BRISTOW GROUP INC. Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Wednesday, August 4, 2010
The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting/brs

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.
We encourage you to access and review all of the important information contained in the proxy materials before voting.

BRISTOW GROUP INC.	If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before July 24, 2010 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone: 1-888-313-0164
(outside of the U.S and Canada call 201-680-6688)

Email:  shrrelations@bnymellon.com
(you must reference your 11-digit control number in your email)

Internet: http://www.proxyvoting/brs

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.

Dear Bristow Group Inc. Stockholder:

The 2010 Annual Meeting of Stockholders of Bristow Group Inc. (the “Company”) will be held at the Norris Conference Centers – CityCentre, 803 Town and Country Ln., Suite 210, Houston, Texas 77024, on Wednesday, August 4, 2010, at 8:00 a.m. (local time).

Proposals to be considered at the 2010 Annual Meeting:

(1)	To elect as directors the following nominees to serve until the next annual meeting of the stockholders and until their successors are chose and have been qualified:
01  Thomas N. Amonett                                          02  Stephen J. Cannon,                                              03  William E. Chiles
04  Michael A. Flick                                                 05  Ian A. Godden                                                      06  Thomas C. Knudson
07  John M. May                                                      08  Bruce H. Stover                                                    09   Ken C. Tamblyn
10  William P. Wyatt
(2)	To approve an amendment to the Company’s 2007 Long Term Incentive Plan;
(3)	To approve and ratify the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending March 31, 2011.
(4)	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

These items of business are more fully described in the Company’s proxy statement.

Management recommends a vote “FOR” Items 1, 2 and 3.
The Board of Directors has fixed the close of business on June 8, 2010 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.
         CONTROL NUMBER

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	———>
00000

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.  Directions to attend the annual meeting where you may vote in person can be found on our website, www.bristowgroup.com.

Meeting Location:
Norris Conference Centers
CityCentre
803 Town and Country Ln.
Suite 210
Houston, Texas 77024

The following Proxy Materials are available for you to review online:
•	the Company’s 2010 Proxy Statement (including all attachments thereto);
•	the Company’s Annual Report for the fiscal year ended March 31, 2010 (which is not deemed to be part of the official proxy soliciting materials); and
•	any amendments to the foregoing materials that are required to be furnished to stockholders.

To request a paper copy of the Proxy Materials:
(you must reference your 11-digit control number located on the reverse side of this form)
Telephone:                               1-888-313-0164 (outside of the U.S and Canada call 201-680-6688)
Email:                    shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:                    http://www.proxyvoting/brs

The Proxy Materials for Bristow Group Inc. are available to review at:

http://www.proxyvoting/brs

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online,
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET
We encourage you to review the proxy materials online before voting.

Use the Internet to vote your shares.  On the landing page of the above website in the box labeled "To Vote
Your Shares by Internet" click on “Vote Now” to access the electronic proxy card and vote your shares.
Have this letter in hand when you access the website.

You will need to reference the 11-digit control number located on the reverse side.

Your Internet vote authorizes the proxies named therein to vote your shares in the same manner as if you marked, signed and returned your proxy card.